7. Capital Management	12 Months Ended
Dec. 31, 2020
Disclosure of capital management of equity abstract [Abstract]
Capital Management
7.	Capital Management

The Company’s objectives in its capital management is to achieve an adequate level of return on its capital structure in order to safeguard its ability to continue as a going concern, adding value to its shareholders and investors. Its main sources of funding have been cash provided by its operating activities and divestments.

The reduction in the cost of capital, by means of its liability management, is one of the pillars of the 2021-2025 Strategic Plan. The Company aims to mitigate risks by actively managing liabilities, maximizing shareholder return and optimizing working capital.

Gross debt (composed of finance debt and lease liability, current and non-current) is a top metric for the Company, allowing monitoring Petrobras’s indebtedness, which management considers essential for increasing competitiveness with peers by reducing our cost of capital. For 2021, the Company seeks to reduce its gross debt to US$ 67 billion. In addition, the Shareholders Dividends Policy determines that, in case of a gross debt lower than US$ 60 billion (which is targeted for 2022), it may distribute 60% of the difference between net cash provided by operating activities and acquisition of PP&E and intangibles assets, as set out in note 36.

As of December 31, 2020, gross debt decreased to US$ 75,538, from US$ 87,121 as of December 31, 2019.